Exhibit 10.1

                            SHARE PURCHASE AGREEMENT

         This Share Purchase Agreement ("Agreement"), dated as of
__________________, 2002, among, Lee Watson, Sandra Watson (collectively the "Sellers"), and Goaltimer International, Inc. ("GTI"), and
______________________ ( the "Buyer").


                              W I T N E S S E T H:


A. WHEREAS, GTI is a corporation duly organized under the laws of the State of Colorado.

B.   WHEREAS, each of the Sellers owns 350,000 shares of common stock of GTI.

C. WHEREAS, Buyer wishes to purchase an aggregate of 350,000 shares of common stock, the Sellers (collectively, the "Purchase Shares"), and the Sellers desire to sell the Purchase Shares to Buyer free and clear of liens and encumbrances.

D.   WHEREAS, prior to the transaction Buyer is not an affiliate of GTI.

E. GTI is joining in this agreement to provide certain warranties and representations, and because it will be the beneficiary of a subscription payment of $150,000 pursuant to the terms hereof, for purchase of 1,500,000 shares of common stock of Goaltimer International, Inc.

     NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                The Consideration

     1.1 Subject to the conditions set forth herein, Sellers shall sell to Buyer and Buyer shall purchase an aggregate of 350,000 shares of common stock of GTI from Sellers. The purchase price for the shares to be paid by Buyer to Sellers is $75,000 (the "Consideration") for which $20,000 is herewith paid to Sellers through escrow agent, Business Finanacial Systems In. Escrow Account, and is deemed non-refundable consideration for the Share Purchase Agreement. The balance of the purchase price of $55,000 shall be paid at closing as hereinafter specified.

         1.2 As additional consideration, buyer shall subscribe for and purchase, at or prior to closing, 1,500,000 shares of common stocks of GTI for $150,000 to be issued from unissued but authorized shares of GTI

                                   ARTICLE II

                        Closing and Conveyance of Shares

     2.1 The Purchase Shares shall be conveyed by Sellers to Buyer with duly executed stock powers by depositing with escrow agent for delivery to buyer, upon receipt of the Consideration by Sellers, and satisfaction of a) the conditions precedent in Article VI, and b) procedures in Article 5.

         2.2 Closing hereunder shall be completed by delivery in escrow business Finanacial Systems, Inc. Escrow Account of the requisite closing documents, cash consideration and share certificates on or before November 8, 2002 at 5:00 p.m. PST ("Closing Date") subject to satisfaction of the terms and conditions set forth herein. Consideration may be delivered by Federal Express or wire transfers, and any closing documents may be delivered by facsimile, Federal Express or other appropriate means.

                                  ARTICLE III

     Representations, Warranties and Covenants of Sellers and GTI as to GTI

         Sellers and GTI each hereby, represents, warrants and covenants to Buyer as follows:

     3.1 GTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of GTI, which will be delivered to Buyer at closing, are complete and accurate, and the minute books of GTI, copies of which have also been delivered to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of GTI.

     3.1 (a)The authorized capital stock of GTI consists of 100,000,000 shares of common stock. There are 1,945,358 shares of Common Stock of GTI issued and outstanding. All such shares of capital stock of GTI are validly issued, fully paid, non-assessable and free of preemptive rights. GTI has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of GTI, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of GTI except that certain shares may be issued pursuant to Article 9.8 hereof, to Buyer. All of the outstanding shares of capital stock of GTI have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights. None of such issued and outstanding shares is the subject of any voting trust agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

                  (b) The Sellers own the Purchase Shares that they are conveying pursuant to this Agreement beneficially and of record, free and clear of any lien, pledge, security interest or other encumbrance, and, upon payment for the Purchase Shares as provided in this Agreement, the Buyer will acquire good and valid title to the Purchase Shares, free and clear of any lien, pledge, security interest or other encumbrance. None of the Purchase Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement. Each Seller has full right and authority to transfer such Purchase Shares pursuant to the terms of this Agreement.


     3.3 GTI  does  not own  nor has it  owned,  in the  last  five  years,  any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and there are no obligations of GTI to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

     3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the Sellers and GTI and is a valid and binding agreement and obligation of GTI and Sellers enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Sellers and GTI have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Sellers or GTI will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of GTI, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which GTI or Sellers are a party, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over GTI or Sellers, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of GTI pursuant to the terms of any agreement or instrument to which GTI is a party or by which GTI may be bound or to which any of GTI property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by GTI or Sellers.

     3.6 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Sellers threatened against or relating to GTI or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which GTI is a party or by which GTI or its assets, properties, business or capital stock are bound.

     3.7 GTI has accurately prepared and filed all federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of GTI for all current taxes and other charges to which GTI is subject and which are not currently due and payable. None of the Federal income tax returns of GTI have been audited by the Internal Revenue Service or other foreign governmental tax agency. GTI has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against GTI for any period, nor of any basis for any such assessment, adjustment or contingency.

         3.8 GTI has delivered to Buyer audited financial statements dated December 31, 2001 and unaudited financial statements for the period ended June 30, 2002. All such statements, herein sometimes called "GTI Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of GTI for the periods indicated. All financial statements of GTI have been prepared in accordance with generally accepted accounting principles. The September 30, 2002 10QSB will be completed and filed on or before closing hereunder.

         3.9 As of the date hereof, GTI, represents and warrants that all outstanding indebtedness of GTI is as shown on the financial statements except for legal and consulting services and director fees related to this transaction and all such indebtedness, if any, which will be the sole responsibility of the Sellers and shall be paid by the Sellers at the Closing hereunder. Certain old payables dating back to 1992 - 1994 shall be written off based upon a legal opinion that the Statute of Limitations for enforcement has expired, such opinion to be furnished by sellers, at or prior to closing.

         3.10 Since the dates of the GTI Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of GTI. GTI does not have any liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

         3.11 GTI is not a party to any contract performable in the future except to issue shares set forth in 9.8 hereof.

         3.12 The representations and warranties of the GTI shall be true and correct as of the date hereof.

         3.13 GTI will have delivered to Buyer, all of its corporate books and records for review.

         3.14     GTI has no employee benefit plan in effect at this time.

         3.15 No representation or warranty by GTI or the Sellers in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         3.16 Buyer has received copies of Form 10SB as filed with the Securities and Exchange Commission ("SEC") which included audits for the year ended December 31, 2001 and each of its other reports to shareholders filed with the SEC through the period ended June 30, 2002. GTI is a registered company under the Securities Exchange Act of 1934, as amended.

         3.17 GTI has duly filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of GTI generally contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

         3.18 The Buyer has not received any general solicitation or general advertising regarding the shares of Seller's common stock.

         3.19 GTI has conducted no business whatsoever since December 31, 2000, has incurred no liabilities except as shown on the financial statements and fees in conjunction with this transaction, which fees incurred in conjunction with this transaction shall be paid at closing

                                   ARTICLE IV

                        Termination of Representation and
               Warranties and Certain Agreements; Indemnification

     4.1 The respective representations and warranties of the parties hereto shall survive this Agreement for two years and the continuing covenants shall survive hereafter, pursuant to their terms.

     4.2 The right to indemnification or payment of Damages (as defined in section 4.4) or other remedy based on any representation, warranty, covenant or obligation of a party hereunder shall not be waived by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

     4.3 The waiver of any condition to a party's obligation to consummate the transactions contemplated hereunder, where such condition is based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, or payment of Damages, or other remedy based on such representation, warranty, covenant or obligation.

     4.4 Sellers and GTI, jointly and severally, shall indemnify and hold harmless the Buyer and its respective officers, directors and affiliates (the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons, the amount of, any loss, liability, claim, damage (including, without limitation, incidental and consequential damages), cost, expense (including, without limitation, interest, penalties, costs of investigation and defense and the reasonable fees and expenses of attorneys and other professional experts) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly arising from, attributable to or in connection with:

(a) any representation or warranty made by Sellers or GTI in this agreement or any closing deliveries, that is, or was at the time made, false or inaccurate, or any breach of, or misrepresentation with respect to, any such representation or warranty; and

(b) any breach by any of the Sellers or GTI of any covenant, agreement or obligation of GTI or Sellers contained in this agreement.

(c) any claims or litigation relating to GTI now pending or threatened or which may hereafter be brought against Buyer and/or GTI or Sellers based upon events occurring prior to the date hereof and not attributable to the acts of the Buyer.

(d) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, losses, liabilities and reasonable legal and other expenses incident to any of the foregoing.

     4.5 Sellers and GTI shall have no liability for indemnification with respect to any representation or warranty, unless, on or before the second anniversary of the date hereof, the Buyer notifies the Sellers of a claim specifying the basis thereof in reasonable detail to the extent then known by Buyer. A claim with respect to any covenant, agreement or obligation contained in this agreement, may be made at any time without any time limitation.

     4.6 Promptly after receipt by an indemnified party of written notice (the "Notice of Claim") of the commencement of any action, suit or proceeding against it, or written threat thereof, such indemnified party will, if a claim is to be made against an indemnifying party under either of said sections, as applicable, give notice to the indemnifying party of the commencement of such action, suit or proceeding. The indemnified party shall furnish to the indemnifying party in reasonable detail such information as the indemnified party may have with respect to such indemnification claims (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or assenting the same). Subject to the limitations set forth in this section, no failure or delay by the indemnified party in the performance of the foregoing shall reduce or otherwise affect the obligation of the indemnifying party to indemnify and hold the indemnified party harmless except to the extent that such failure or delay shall have materially and adversely affected the indemnifying party's ability to defend against, settle or satisfy any action, suit or proceeding the claim for which the indemnified party is entitled to indemnification hereunder. The foregoing shall not apply to the extent inconsistent with the provisions of section 4.8 relating to Proceedings.

     4.7 If the claim or demand set forth in the Notice of Claim given by the indemnified party is a claim or demand asserted by a third party, the indemnifying party shall have 30 days after the Date of Notice of Claim to notify the indemnified party in writing of its election to defend such third party claim or demand on behalf of the indemnified party (the "Notice Period"); provided, however, that the indemnified party is authorized to file any motion, answer or other pleading which it deems necessary or appropriate to protect its interests during the Notice Period. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall make available to the indemnifying party and its agents and representatives all records and other materials which are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate (at the sole cost and expense of the indemnifying party) with, and assist (at the sole cost and expense of the indemnifying party) the indemnifying party in the defense of, such third party claim or demand, and so long as the indemnifying party is diligently defending such third party claim in good faith, the indemnified party shall not pay, settle or compromise such third party claim or demand. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall have the right to control the defense of such third party claim or demand, at the indemnified party's own expense. If the indemnifying party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the indemnified party shall have the right, in addition to any other right or remedy it may have hereunder at the indemnifying party's expense, to defend such third party claim or demand.

     4.8 The term "Date of Notice of Claim" shall mean the date the Notice of Claim is effective pursuant to section 4.6 of this Agreement.

     4.9 A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

     4.10 Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents executed and delivered in connection herewith, and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Colorado or of the United States of America for the District of Colorado, and, by execution and delivery of this Agreement, the parties each hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts thereof. The parties irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding in accordance with the notice provisions set forth in Section 9.5. The parties each hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents execute and delivered in connection herewith brought in the courts referred to above and hereby further irrevocably waive and agree, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

                                   ARTICLE V

                              Procedure for Closing

         5.1 At the Closing Date, the purchase and sale shall be consummated after satisfaction of all conditions precedent set forth in Article VI, by Sellers' common stock certificates for the Purchase Shares being delivered upon, duly executed, for 350,000 shares of common stock to escrow agent delivery of a certificate for 1,500,000 newly issued shares of GTI issued to seller, to escrow agent and the delivery of the Consideration for share purchases to escrow agent from the Buyer, together with delivery of all other items, agreements, stock powers, warranties, and representations set forth in this Agreement.

     5.2 Escrow Agent is Business Financial Systems, Inc. and the escrow account is Business Finanacial Systems. Inc. Escrow Account @ First Bank, 4350 Wadsworth Blvd., Wheat Ridge, CO 80033-4641, (303) 232-1926.


                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

         6.1 Sellers and GTI shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

         6.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         6.3 The representations and warranties made by Sellers and GTI in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyer.

         6.4 The subscription proceeds of $150,000 shall have been deposited in escrow with the Escrow Agent for the purchase of 1,500,000 shares of common stock of GTI concurrent with closing hereunder.

          6.5 Buyer hereby agrees, as an inducement to Sellers to enter into this agreement, to the prior adoption of a "poison pill" resolution by the Board of Directors of GTI and which shall be a continuing covenant surviving the closing under this Agreement, providing for a two year period within which no actions will be taken by GTI or its shareholders which would reduce the number of outstanding shares of common stock, whether by reverse split, consolidation, reorganization, merger or otherwise, of GTI or any successor company (which shall be known as the "no-reverse covenant") except that this shall not apply to a proposed one for four reverse split of the issued and outstanding shares to be effectuated immediately following consummation of the transaction contemplated hereunder. In the event that the "no-reverse covenant" is breached, the resolution and this covenant shall provide that it shall trigger a grant by GTI of an immediate mandatory dividend to each shareholder as of October 31, 2002, for each share owned after the reverse split, consolidation, merger, or reduction of outstanding shares of a number of shares inversely proportional to the amount of the reverse split, except that shares subsequently retired to treasury or cancelled of record shall be excluded from the dividend.

                                   ARTICLE VII

                           Termination and Abandonment


         7.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing Date:

         (a)      By mutual consent of parties;

         (b) By Sellers or Buyer, if any condition set forth in Article VI relating to the other party has not been met or has not been waived;

         (c) By Sellers or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

         (d) By Sellers or Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of another party; or

         (e) By the Sellers, if the Closing does not occur, through no failure to act by Sellers, on November 8, 2002, or if Buyer fails to deliver the consideration required herein.

         7.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.


                                  ARTICLE VIII

                         Continuing Representations and
                            Warranties and Covenants

         8.1 The respective representations, warranties, and covenants of the parties hereto and the covenants and agreements of the parties hereto shall survive after the closing under this Agreement in accordance with the terms thereof.

                                   ARTICLE IX

                                  Miscellaneous

         9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein, except that a companion document, the Reorganization Agreement, has been executed concurrently which contains numerous warranties and representations.

         9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         9.4 This Agreement may not be amended except by written consent of both parties.

         9.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Sellers:       Leland Watson and Sandra Watson c/o M. A. Littman,
                  7609 Ralston Road, Arvada, CO 80002


To GTI:  Goaltimer International, Inc. c/o M.A. Littman,
         7609 Ralston Road, Arvada, CO 80002


To Buyer:


Copy to: Escrow Agent: Business Financial Systems, Inc.,
         4350 Wadsworth Blvd., Wheat Ridge, CO 80033-4641


or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and Sellers. However, GTI may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         9.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Jefferson County, Colorado.

         9.8 Concurrent with closing under this Agreement, GTI shall issue 1,500,000 to common shares to buyer upon receipt into escrow of $150,000 in payment of a subscription for 1,500,000 shares of common stock. Said funds shall be disbursed at closing by escrow agent as follows: $66,666 to M.A. Littman for legal fees, $66,666 to Mark Urich for consulting fees, and $13,333 to Bruce Cosgrove

         9.9 In connection with this Agreement the parties have appointed the escrow agent, Business Financial Systems, Inc.
which shall be authorized by this agreement to do the following:

1) Accept the deposit of $20,000 from buyers, and disburse it in accordance with Sellers written instructions, upon receipt of a copy of this agreement signed by sellers and GTI.
2) Accept concurrently the balance of the purchase and at closing and the stock subscription proceeds of price of $150,000 and upon receipt of the common stock certificates of GTI with duly signed and guaranteed signatures and a) for 350,000 shares from sellers b) a newly issued certificate for 1,500,000 shares of common stock of GTI issued in the name of buyer,
3) Disburse the proceeds received at closing from the escrow as follows:
                        i)       $46,660 to sellers
                        ii)      $66,666 to Mark Urich in accordance with his
                                  written instructions
                        iii)     $66,667 to M.A. Littman in accordance with his
                                  written instructions
                        iv)      $25,000 to Bruce Cosgrove. for consulting
                                  services
4) Transmit by Federal Express the stock certificates to buyers at: _________________________
5) In the event of default in delivery of cash or certificates by a party under this agreement, any cash or certificates received from the other party shall be returned to the remitting party 3 business days after default.
6) Escrow Agent is specifically indemnified and held harmless hereby for its actions or inactions in following these instructions. In the event of a dispute involving the escrow instructions or the consideration to be delivered in escrow, the escrow agent is authorized to implead the consideration received into the District Court of Jefferson County, Colorado upon ten days written notice, and be relieved of any further escrow duties thereupon. Any and all costs of attorneys fees and legal actions of escrow agent for any dispute resolution or impleader action shall be paid in equal shares by the parties to this agreement.

                      The seller agrees to pay escrow agent fees and out of pocket costs related to these escrow services, from proceeds at disbursement.



                  9.10 From the consideration paid hereunder, Sellers agree that they shall be responsible for all legal, accounting, consulting, and director's fees related to this transaction up to date of closing and all such indebtedness shall be paid by the Sellers at the Closing hereunder. Certain old accounts payables dating to 1992-1994 shall be written off the GTI liabilities based on a legal opinion that the Statute of Limitations has expired on such payables, such opinion to be furnished by seller.

         9.11 GTI and Buyer agree that Buyer and GTI can and will cause the effectuation, of a reverse split, of the then 3,445,358 common shares of GTI issued and outstanding in a ratio of one for four shares immediately following the Closing hereunder. Fractional shares shall be rounded up to nearest whole. NASD and CUSIP shall be given 2 weeks advance notice of the effective date of the reverse split to avoid confusion and the appropriate 8K shall be filed on Edgar. A new CUSIP shall be obtained.

         9.11 In the event of a breach or default of this Agreement or any of the continuing covenants hereunder which results in a party or any effected shareholder who is a beneficiary of a surviving or continuing covenant, commencing legal action, the prevailing party in such legal action shall be entitled to an award of all legal fees and costs of the action, against the non-prevailing party.

         IN WITNESS WHEREOF, the parties have executed this Agreement this _____ day of __________________________, 2002.



         Sellers:                                  Goaltimer International, Inc.

         __________________________                 By:________________________
         Leland Watson                              Name:
                                                    Title:
         __________________________
         Sandra Watson                              BUYER:

                                                    ----------------------------

                                                     By:_______________________
                                                     Name:
                                                     Title: